Twin Disc Incorporated

Investor Presentation

February 2016



Safe Harbor Statement

This presentation contains statements that are forward-looking within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. These statements are based on management's current expectations that are based on assumptions that are subject to risks and uncertainties. Actual results may vary because of variations between these assumptions and actual performance. Investors are referred to Twin Disc's fiscal year 2015 Annual Report and Form 10-K, "Management's Discussion and Analysis of Financial Condition and Results of Operations - Forward-Looking Information," which outlines certain risks regarding the Company's forward-looking statements. Copies of the Company's SEC filings may be obtained from the SEC, and are available on Twin Disc's web site (www.twindisc.com), or by request from the Investor Relations department at the Company.

Twin Disc At A Glance

Twin Disc, Incorporated



- ★ Manufacturing location (# of facilities in each location)
- ● Company owned distribution/service location
- ○ Purchasing/sourcing offices

- Founded in 1918
- Headquartered in Racine, WI
- ≈ 800 employees
- We are a global company
  - Mfg Operations in the U.S., Belgium, Italy, India, Switzerland and Japan (JV)
  - World-wide distributor network
  - Global: 55% of fiscal 2015 sales to international markets
- Diversified product & market portfolio

FY 2015 – Highlights


$ millions
Sales
$400
$350
$300
$250
$200
$150
$100
$50
$0
$356
$285
$264
$266
FY 12
FY 13
FY 14
FY15

- **Sales up slightly from FY '14**
  - Strong North American O&G demand through first 3 quarters.
  - Softening in Asian demand for O&G and commercial marine.
  - Weakness in pleasure craft continues.
  - Unfavorable currency impact of $8.9M.


$ millions
Net Earnings
$40
$30
$20
$10
$0
-$10
$27
$4
$4
$11
FY12
FY13
FY14
FY15

- **$11.2 million profit, or $0.99 per diluted share, up $0.67 from FY '14**
  - Q4 of FY '15 included a $3.3 million, or $0.29 per diluted share, restructuring charge at the Company's North American operation
  - Gross margin increased 190 basis points to 31.2% driven by a more profitable product mix.

FY16 - 1st Half Highlights


$ millions
Sales
$150
$125
$100
$75
$50
$25
$0
$141
$130
$138
$82
FY12
FY13
FY14
FY15

- **Sales down 40% from H1 of FY '15**
  - Sales of O&G produce for NA and Asia severely impacted by oil price.
  - Softening in Asian commercial marine demand.
  - Unfavorable currency impact of $4.5M.


$ millions
Net Earnings*
$8
$6
$4
$2
$0
-$2
-$4
-$6
-$8
$5
$2
$8
($7)
FY13
FY14
FY15
FY16

- **$6.6 million loss, or $0.59 per diluted share, down from $0.69 profit in H1 FY '15**
  - Severe volume and mix impact due to global O&G decline.
  - Gross profit decreased 830 basis points to 24.1% driven by reduced volume and a less profitable product mix.

Twin Disc, Incorporated

Product/Market Diversity

Twin Disc benefits from a broad product offering with diverse market applications.

FY15 Product Mix



Other
2.3%
Industrial
15.8%
Marine & Propulsion Sys
53.1%
Land-based Trans Sys
25.4%

Land-Based Transmission
- Pressure pumping (O&G)
- Airport rescue & fire fighting
- Military

Marine & Propulsion
- Commercial marine
- Pleasure craft
- Patrol boats

Industrial
- North American energy
- Global irrigation & pumping
- Environmental & natural resource

Land-Based Transmission Systems

- ***Pressure Pumping***:
  - Achieved record units sales in fiscal '12
  - Some recovery in early '15 following decline in '13 & '14.
  - Asian market, driven by China, has become a key source of demand and future growth.
  - Severe decline in global oil prices in '15 have caused significant drop in demand.
  - Started to ship units to Latin America in fiscal 2014.
  - Global markets continue to represent opportunity for above average growth in the long term.





- ***Airport Rescue and Fire Fighting (ARFF) & Military:***
  - Markets to remain stable with potential for modest growth.
  - Continue to develop next generation transmission system for ARFF.





Marine & Propulsion Systems

- ***Commercial Marine:***
  - Fiscal ’15 softening in Asia following record years.
  - Fiscal ’16 further decline in Asia demand, primarily to China economy
  - European market remains stable but uncertain, likely 2-3 years to recover
  - Long term growth in Asia, Latin and North America expected to continue
- ***Patrol Boat:***
  - Experienced recent growth as demand for coastal security applications has increased globally
  - Expect long term growth to continue
- ***Pleasure Craft:***
  - Market remains at historic lows, some market share gains recently
  - EJS™ introduced and Cat® Three60 available
  - Likely 5+ years before market recovers to pre-recession levels
  - Continue to emphasize technological differentiation







Industrial Products

- ***North America Energy Related:***
  - After a strong fiscal 2012, shipments and orders were impacted by oversupply in oil & gas markets.
  - Slight rebound in early FY15, followed by crash of oil prices.
  - Demand will grow as North American oil & gas market strengthens.
- ***Irrigation & Pumping Applications:***
  - PTO and industrial gearbox lines drove growth.
  - Solid reputation for quality, global service and new product development will continue to produce growth opportunities in the future.
- ***International Markets:***
  - Opened a new facility in India, south of Chennai, expect to expand our penetration in the region in the coming years.
  - European markets remain sluggish.
  - Opportunities in Asia, Australia, Africa and Middle East support optimism for the near term and beyond.







Twin Disc, Incorporated

Geographic Diversity

- Sales to Asia Pacific peaked at 29% in FY14, declining in FY15 with reduced O&G and economic downturn in China.
- European segment relatively stable, following pleasure craft downturn in FY10/FY11.
- North American O&G driving decline in H1 of FY16.

H1 FY16


Rest of World 9.2%
Europe 19.9%
N. America 50.4%
Asia Pacific 20.5%

FY2008


Rest of World 4.3%
Europe 37.0%
N. America 43.8%
Asia Pacific 14.9%

Peak of mega yacht market sales

FY2015


Rest of World 7.5%
Europe 16.9%
N. America 54.5%
Asia Pacific 21.1%

Managing Our Cost Structure

Announced $6 million annualized savings in Q4 FY15

- Response to initial downturn in NA O&G demand
- Primarily Racine-based headcount actions
- $3.3 million charged recorded in Q4.

Announced additional $4 million annualized savings in Q2 FY16

- Dramatic drop in Asia Pacific demand middle of Q1.
- Primarily wage and benefit reductions.
- Will continue to evaluate structure/capacity reorganization opportunities.

Managing Our Cost Structure

Capital Investments

- Investing in core competencies
- Expanding benefit from low cost manufacturing sources
- Over $100 million over past 10 yrs




TWIN DISC

Twin Disc, Incorporated

Managing our Balance Sheet

Improving Net Cash Position


$20,000
$10,000
$0
($10,000)
($20,000)
($30,000)
($40,000)
FY08
FY09
FY10
FY11
FY12
FY13
FY14
FY15
H1 FY16

- $39 million improvement in net cash since fiscal 2008.
- Balance sheet strength for extended downturn or M&A opportunities.

Strategic Focus

Renewed focus on product development activities to drive Industrial product growth.

Sale of non-core NA distribution entities.

- Eliminated 5 locations
- Territories in good hands with long-term partner
- Generated $5 million of capital for reinvestment
- Further actions under consideration

Ongoing efforts to acquire new products/technologies to diversify from O&G.

Remain poised with assets and production capability to benefit from O&G recovery and grow market share.

What Differentiates Us?

Technology

- **Oil & Gas**
  - 8500 Series
  - 7500 Series





- **ARFF**
  - "Pump & Roll"
- **Military**
  - "Legacy" Contracts
- **Marine**
  - Patented QuickShift®
  - Express Joystick System®





  - Dynamic Positioning/DPII
  - Rolla CFD

What Differentiates Us?

- 96+ Years of Proven Application Know-How
- Niche Market Focus


Subsidiary/Company Owned Distributor
Third Party Distributor
Service Dealer

- Global Distribution and Service Network
- Product, Market & Geographic Diversity
- Core Manufacturing Capabilities

Looking Ahead

Corporate Six Month Backlog


$ millions
$180
$160
$140
$120
$100
$80
$60
$40
$20
$0
Volatility driven by O&G cycles
S D M J S D M J S D M J S D M J S D M J S D M J S D
FY10
FY11
FY12
FY13
FY14
FY15
FY16

Fiscal 2016 & Beyond Outlook

- Expect second half of fiscal 2016 volume to remain in line with Q2 levels.
- North American Oil & Gas landscape causes difficult near term outlook.
  - No order activity for several quarters.
  - Timing of any recovery unpredictable.
  - Intent on maintaining/growing our position in this market.
- Marine markets will remain mixed
  - Asian commercial marine markets experience softening over FY15, worsening in FY16.
  - North American commercial marine (non-O&G) comparatively stable.
  - Global mega yacht market will remain depressed, however opportunity exists for select market share gains.
  - Patrol Boat market will continue to expand in the long-term as coastal security remains a focus around the world.

Fiscal 2016 & Beyond Outlook

- ARFF, Military and North American industrial markets are expected to remain stable.
- Global markets will remain mixed
  - European markets will remain challenged in the near term
  - Asia continues to offer significant opportunities for above average growth rates, but experiencing short term market decline in FY16.
  - Unpredictable North American pressure pumping market.
- The Company is well-positioned to grow as end markets recover and remains focused on providing innovative and differentiating product and market development projects.
- Continue to focus on strategic product line and technology expansion opportunities (organic and acquisitive).

Appendices

Corporate Profile – Market Diversity







Pleasure Craft Market:

- *Target Markets:* High speed planing and displacement yachts from 50' to 150', diesel-powered
- *Products:* Transmissions, Arneson Surface Drives, Propellers, Steering/Thruster/Trim Systems, Controls, EJS
- *Channels:* Engine OEMs & dealers, & boat builders
- *Customers:* CAT, Cummins, MAN, MTU, Volvo / Azimut, Viking, Hatteras, Ferretti, Maritimo, Palmer Johnson, Riviera, Sanlorenzo, Sunseeker
- *Competition:* ZF, Reintjes / Kamewa /Side Power, Ultraflex, Veem

Corporate Profile – Market Diversity

Work Boat Market:

- *Target Markets:* planing and displacement vessels from 30' to 250', diesel-powered
- *Products:* Transmissions, Propellers, MCD's, Controls
- *Channels:* Engine OEMs & dealers, boat builders & distribution
- *Customers:* CAT, Cummins, IVECO, Mitsubishi, Volvo / Damen / Sewart Supply (operators: Seacor, Tidewater, Groupe Bourbon, Kirby, Ingram)
- *Competition:* ZF, Reintjes / Kamewa, Hamilton



Corporate Profile – Market Diversity

Patrol Boat Market:

- *Target Markets:* military, patrol and coast guard vessels from 30' to 90', diesel-powered
- *Products:* Transmissions, Arneson Surface Drives, Propellers, Steering/Thruster/Trim Systems, Controls, EJS
- *Channels:* Engine OEMs & dealers, Government agencies & boat builders
- *Customers:* CAT, CMD, MAN, MTU, Volvo / Indian Navy/Coast Guard, Israeli Navy, Turkish Coast Guard, USCG, US Navy, RCMP
- *Competition:* ZF / Kamewa / Veem



Corporate Profile – Market Diversity

Marine Transmissions, Propulsion & Boat Management Systems


EJS®/Electronic Controls
Anchor Winches
Power Steering
QuickShift® Transmissions
Gangways
Bow Thrusters
Trim Tabs, Stern Thrusters
Arneson Surface Drives, Rolla Propellers, Drivelines

We have been successful "packaging" more marine products

- **Increasing content and value on each vessel**
- **Working directly with the shipyards**
- **Industry expert on vessel performance and handling**

Corporate Profile – Market Diversity





Industrial Products:

- *Target Market:* Heavy duty industrial disconnect applications
- *Products:* Mechanical & hydraulic clutches, PTOs, reduction gearboxes & pump mount drives, 100 - 2,500 HP
- *Channels:* Distribution & OEMs
- *Customers:* Bandit, Morbark, Peterson Pacific / CAT, Cummins & engine dealers
- *Competitors:* Funk, NACD, PT Tech, Stiebel, Transfluid, WPT

Corporate Profile – Market Diversity







Industrial Transmissions:

- *Target Market:* Off-highway and all-terrain specialty vehicles, diesel powered
- *Products:* Powertrain components - 400 to 3,000 HP
- *Channel:* OEM vehicle mfrs. & Distribution
- *Customers:* BAE, Rosenbauer, Oshkosh, Tatra / BJ Services, FTSI, CalFrac, NOV, MG Bryan, Trican, Tai'an, Yantai Jereh, & SJ Petro
- *Competitors:* Allison, Cat, ZF



Land-Based Products

Pressure Pumping



Remaining recoverable natural-gas resources
Top 15 countries, end 2011, trn cubic metres
Unconventional
Conventional
World total
752
NORWAY
CANADA
UNITED STATES
37
37
ALGERIA
IRAN
37
CHINA
48
RUSSIA
106
35
MEXICO
VENEZUELA
SAUDI ARABIA
35
QATAR
27
INDONESIA
NIGERIA
AUSTRALIA
ARGENTINA
22
By region
Trn cubic metres
174
137
132
122
74
71
45
East Europe/ Eurasia
Middle East
Asia/ Pacific
OECD Americas
Africa
Latin America
OECD Europe
Share of world primary energy, %
Oil
Coal
Gas
Hydro
Nuclear
Renewables
FORECAST
1970
1990
2010
2030
Sources: International Energy Agency; BP



U.S. domestic crude oil production by source, 1990-2040
(million barrels per day)
History
2011
Projections
Source: EIA, Annual Energy Outlook 2013 (Early Release Overview).
Tight oil
Other lower 48 onshore
Lower 48 offshore
Alaska
8
6
4
2
0
1990
2000
2010
2020
2030
2040



U.S. dry natural gas production by source, 1990-2040
(trillion cubic feet)
History
2011
Projections
Source: EIA, Annual Energy Outlook 2013 (Early Release Overview).
Shale gas
Tight gas
Alaska
Nonassociated offshore
Coalbed methane
Associated with oil
Nonassociated onshore
35
30
25
20
15
10
5
0
1990
2000
2010
2020
2030
2040

Frac Rig Diagram


Engine
Transmission
Pump







EBITDA

(See Appendices IX & X for note on non-GAAP Financial Disclosures and a reconciliation of net earnings to EBITDA)


$ millions
% sales
$60
$50
$40
$30
$20
$10
$0
18%
16%
14%
12%
10%
8%
6%
4%
2%
0%
16.0%
$56.8
14.0%
$43.5
10.0%
7.4%
7.4%
$26.5
6.0%
$21.1
$19.5
$13.7
1.4%
$3.0
FY10
FY11
FY12
FY13
FY14
FY15
TTM
EBITDA
% of Sales

* See Appendix XI for reconciliation of TTM figures to reported figures.

Non-GAAP Financial Disclosures

Non-GAAP Financial Disclosures

Financial information excluding the impact of certain significant items in this presentation are not measures that are defined in U.S. Generally Accepted Accounting Principles ("GAAP"). These items are measures that management believes are important to adjust for in order to have a meaningful comparison to prior and future periods and to provide a basis for future projections and for estimating our earnings growth prospects. Non-GAAP measures are used by management as a performance measure to judge profitability of our business absent the impact of foreign currency exchange rate changes and acquisitions. Management analyzes the company's business performance and trends excluding these amounts. These measures, as well as EBITDA, provide a more consistent view of performance than the closest GAAP equivalent for management and investors. Management compensates for this by using these measures in combination with the GAAP measures. The presentation of the non-GAAP measures in this presentation are made alongside the most directly comparable GAAP measures.

Definition - Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA)

The sum of, net earnings and adding back provision for income taxes, interest expense, depreciations and amortization expenses: this is a financial measure of the profit generated excluding the above mentioned items.

Reconciliation of Net Earnings to EBITDA

in $ thousands, except % data	TTM	2015	2014	2013	2012	2011	2010
Net Earnings	**$ (3,241)**	**$ 11,173**	**$ 3,644**	**$ 3,882**	**$ 26,743**	**$ 17,997**	**$ 597**
Income Taxes	(3,682)	4,515	4,226	4,986	17,815	13,897	992
Interest Expense	492	606	936	1,435	1,475	1,719	2,282
Depreciation & Amortization	9,413	10,161	10,657	10,838	10,756	9,904	9,817
Earnings before interest, taxes, depreciation and amortization	**$ 2,982**	**$ 26,455**	**$ 19,463**	**$ 21,141**	**$ 56,789**	**$ 43,517**	**$ 13,688**
Net Sales	$ 210,477	$ 265,790	$ 263,909	$ 285,282	$ 355,870	$ 310,393	$ 227,534
EBITDA as a % of Sales	***1.4%***	***10.0%***	***7.4%***	***7.4%***	***16.0%***	***14.0%***	***6.0%***

*** See Appendix XI for reconciliation of TTM figures to reported figures.**

NOTE: 2011 and 2012 fiscal year figures have been revised. See Footnote A in the Company's Form 10K for the period ending June 30, 2013.

Reconciliation of TTM Data to Reported Quarterly Figures

	FY 10**	FY 11**	FY 12**	FY 13**	FY 14**	Q1 '15*	Q2 '15*	Q3 '15*	Q4 '15*	FY15**	Q1 '16*	Q2 '16*	TTM
Sales	$227,534	$310,393	$355,870	$285,282	$263,909	$64,824	$72,691	$60,941	$67,334	$265,790	$ 37,373	$ 44,829	$210,477
Gross Profit	60,465	107,683	121,632	80,025	77,254	22,389	22,103	19,006	19,534	83,032	8,190	11,606	58,336
ME&A	57,380	72,967	76,761	70,012	68,367	15,910	16,507	16,091	16,619	65,127	15,240	14,592	62,542
Operating Income	3,085	34,716	44,871	10,013	8,887	6,479	5,596	2,915	2,915	17,905	(6,550)	(3,557)	(4,277)
Interest Exp	2,282	1,719	1,475	1,435	936	164	150	122	170	606	91	109	492
Net Earnings	597	17,997	26,743	3,882	3,644	4,043	3,747	2,946	437	11,173	(4,323)	(2,301)	(3,241)
EPS, Diluted	$ 0.05	$ 1.57	$ 2.31	$ 0.34	$ 0.32	$ 0.36	$ 0.33	$ 0.26	$ 0.04	$ 0.99	$ (0.39)	$ (0.21)	$ (0.30)
EPS, Basic	$ 0.05	$ 1.59	$ 2.34	$ 0.34	$ 0.32	$ 0.36	$ 0.33	$ 0.26	$ 0.04	$ 0.99	$ (0.39)	$ (0.21)	$ (0.30)
CAPEX	4,456	12,028	13,733	6,582	7,245	2,175	2,345	1,378	3,151	9,049	1,403	1,473	7,405
Deprec.	9,817	9,904	10,756	10,838	10,657	2,564	2,607	2,468	2,522	10,161	2,221	2,202	9,413
Oper Cash Flow	35,116	13,860	14,444	24,476	25,749	258	9,186	6,056	1,560	17,060	(2,372)	(2,077)	3,167
Dividends	3,133	3,411	3,886	4,079	4,059	1,015	1,015	1,015	1,016	4,061	1,019	1,022	4,072
										-			-
Pretax Income	1,722	32,029	44,756	9,237	8,096	6,655	5,588	3,754	(97)	15,900	(6,483)	(3,897)	(6,723)
Taxes	992	13,897	17,815	4,986	4,226	2,593	1,788	707	(573)	4,515	(2,208)	(1,608)	(3,682)

* Quaterly Data is from the Company's unaudited quarterly Form 10-Q filings with the SEC.

** Annual Data is from the Company's audited Form 10-K filing with the SEC.

NOTE: 2011 and 2012 fiscal year figures have been revised. See Footnote A in the Company's Form 10K for the period ending June 30, 2013.

Fiscal Year Condensed Consolidated Statements of Operations

($ thousands, per Form 10-K)	2015	2014	2013	2012	2011	2010
Sales	$ 265,790	$ 263,909	$ 285,282	$ 355,870	$ 310,393	$ 227,534
Gross Profit	83,032	77,254	80,025	121,632	107,683	60,465
	31.2%	*29.3%*	*28.1%*	*34.2%*	*34.7%*	*26.6%*
MEA Expense	64,264	67,406	67,899	73,091	72,967	57,380
	24.2%	*25.5%*	*23.8%*	*20.5%*	*23.5%*	*25.2%*
Restructuring/Impairment	3,282	961	2,113	3,670	-	-
Interest Expense	606	936	1,435	1,475	1,719	2,282
Misc. Exp/(Inc)	(1,020)	(145)	(659)	(1,360)	968	(919)
Pretax Earnings	15,900	8,096	9,237	44,756	32,029	1,722
Income Taxes	4,515	4,226	4,986	17,815	13,897	992
Minority Interest	(212)	(226)	(369)	(198)	(135)	(133)
Net Earnings	$ 11,173	$ 3,644	$ 3,882	$ 26,743	$ 17,997	$ 597
EBITDA	$ 26,455	$ 19,463	$ 21,141	$ 56,789	$ 43,517	$ 13,688

NOTE: 2011 and 2012 fiscal year figures have been revised. See Footnote A in the Company's Form 10K for the period ending June 30, 2013.

1st Fiscal Half: Condensed Consolidated Statements of Operations

($ thousands, unaudited)	2016	2015	2014	2013	2012
Sales	$ 82,201	$ 137,515	$ 129,638	$ 141,118	$ 164,271
Gross Profit	19,795	44,492	39,211	41,727	60,330
	24.1%	*32.4%*	*30.2%*	*29.6%*	*36.7%*
MEA Expense	29,388	32,417	32,702	33,390	36,006
	35.8%	*23.6%*	*25.2%*	*23.7%*	*21.9%*
Restructuring of Operations	515	-	1,094	-	-
Interest Expense	200	314	477	635	740
Misc. Exp/(Inc)	73	(482)	(153)	105	(544)
Pretax Earnings	(10,381)	12,243	5,091	7,597	24,128
Income Taxes	(3,817)	4,381	3,161	2,912	8,627
Minority Interest	(60)	(72)	(135)	(94)	(63)
Net Earnings	$ (6,624)	$ 7,790	$ 1,795	$ 4,591	$ 15,438

NOTE: 2011 and 2012 fiscal year figures have been revised. See Footnote A in the Company's Form 10K for the period ending June 30, 2013.

Operating Cash Flows – Fiscal Year


$ millions
% sales
$40
$35
$30
$25
$20
$15
$10
$5
$0
16%
14%
12%
10%
8%
6%
4%
2%
0%
FY08
FY09
FY10
FY11
FY12
FY13
FY14
FY15
TTM*
5.9%
3.9%
15.4%
4.5%
4.0%
8.5%
9.8%
6.4%
1.5%
$19.7
$11.5
$35.1
$13.9
$14.4
$24.
$25.7
$17.1
$3.2
Cash Flows from Operations
% of Sales

* See Appendix X for reconciliation of TTM figures to reported figures.

Express Joystick System® in Action


Twin Disc Express Joystick System® - Part I
EXPRESS
TWIN DISC
YouTube
0:08 / 4:25

Go to http://www.twindisc.com/en/marine/marine-products/express-joystick-system to see the new revolutionary Twin Disc Express Joystick System® in action.